Exhibit 10.12

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SOW #1

This SOW together with any attachments (the “SOW”) is by and between Rapport Therapeutics, Inc., with a principal business address at 1325 Boylston Street, Suite 401, Boston, MA 02215 USA (“Rapport”) and NeuroPace Inc. with a principal place of business at 455 N. Bernardo Avenue, Mountain View, CA. 94043 (“NeuroPace”), and, upon execution, will be incorporated into, subject to and governed by the Master Services Agreement between Rapport and NeuroPace dated November 28, 2023 (the “Agreement”). Capitalized terms not otherwise defined in this SOW shall have the same meaning as set forth in the Agreement. Rapport hereby engages NeuroPace to provide Services, as follows:

All terms and conditions of the Agreement apply to this SOW.

IN WITNESS WHEREOF, the Parties hereto have caused this SOW to be executed in duplicate by their duly authorized representatives, effective as of the date of the last Party to sign below.

RAPPORT THERAPEUTICS, INC.		NEUROPACE INC.

By:	/s/ Abraham N. Ceesay	By:	/s/ Joel Becker
Printed Name: Abraham N. Ceesay		Printed Name: Joel Becker

Date: November 22, 2023		Date: November 28, 2023

THIS SPACE LEFT INTENTIONALLY BLANK

SOW #1

Rapport Therapeutics and NeuroPace Collaboration: Proposed Scope of Work and Budget to support Phase 2a proof-of-concept study of first-in-class TARP-g8 negative allosteric modulator (RAP-219)

Project Summary and Scope:

Rapport Therapeutics is planning to study a first-in-class anti-seizure medication in focal onset seizure patients with implanted intracranial responsive neurostimulator RNS devices (“Project”). The RNS System is an approved pioneering treatment device for patients with focal onset seizures refractory to available medical therapies. The device monitors, detects and records epileptiform activity with implanted electrodes and thus allows for sensitive, ambulatory monitoring of epileptiform activity within the epilepsy-onset zone of focal onset seizure patients.

Successful execution of this proof-of-concept study has the potential to help Rapport Therapeutics demonstrate the efficacy of an experimental therapeutic (RAP-219), and to further demonstrate that NeuroPace’s RNS device offers a sensitive means of rapidly determining the activity of novel therapeutic agents in focal onset seizure patients. Success of this study will also demonstrate the power of existing data resources within the NeuroPace database, and the inherent power of ambulatory electrocorticographic (ECoG) biomarkers and their potential use in prospective studies of patients with RNS. In addition, the data obtained in this study will further support the use of RNS ECoG data as a physiologic tool to monitor patient outcomes.

Successful execution and operation of the clinical trial will require close collaboration and data sharing between Rapport and NeuroPace and will require negotiation of a more detailed/collaboration services agreement.

Data Definitions

Data collected by the NeuroPace® RNS® System and metrics derived from RNS® System data will be provided by NeuroPace to Rapport, as described here. RNS System data are downloaded from the RNS Neurostimulator each time it is interrogated by the patient or clinician, then uploaded to the RNS Patient Data Management System (PDMS). Data and derived metrics will be documented and provided at specified intervals and on demand in CSV formatted text files to facilitate subsequent analysis. Raw data supporting the derived metrics will not be provided. Rapport is permitted to share the provided data and derived metrics with authorized third parties detailed in the MSA. The time range of the data provided will be determined by the study protocol and may include both retrospective and prospective data.

Device data

[***]

Derived metrics

[***]

Project Phases

1)	Project Initiation – [***]

2)	Clinical Trial Readiness – [***]

3)	Trial Support and Data Analysis – [***]

4)	Interpretation of data – [***]

Phase One: Project Initiation ([***])

[***]

Phase Two: Clinical Trial Readiness ([***])

[***]

Phase Three: Clinical Trial Support and Data Analysis ([***])

[***]

Phase Four: Interpretation of Data ([***])

[***]

Under the terms of this collaboration agreement, NeuroPace will not be required to:

Develop or write regulatory submissions, contract with sites, support IRB submissions, develop or perform non-device related statistical analyses or be responsible for clinical trial management. These items will be the responsibility of the trial Sponsor Rapport.

Access to Validation Documentation:

Rapport will have access to all validation documentation related to device-data algorithms and analyses that have been validated by NeuroPace.

Payment Schedule

Payment	Payment Type	Milestone Number	Project Phase	Description/Deliverable	Total
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

SOW Total					3.7M

*

In the event the clinical trial progress extends [***], the Parties will meet and negotiate in good faith on Recurring Payments to support the ongoing obligations required to reach the Final Report Milestone. In the event of the foregoing, the Parties shall amend the SOW in writing to reflect their agreement.

Amendment 1 to Statement of Work #1

of

Master Services Agreement between Rapport and NeuroPace dated November 28, 2023

WHEREAS, Rapport and NeuroPace (“the Parties”) entered into a Master Services Agreement (“MSA”) dated November 28, 2023 and a corresponding Statement of Work (“SOW”) #1, and

WHEREAS, the Parties now wish to amend the SOW #1 with certain clarifications as set forth herein in this “Amendment 1 to SOW #1,”

NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the Parties agree as follow:

1.	In the SOW #1 on page 19 at “Phase Two Obligations,” the following sentence shall be stricken:

“[***]”

2.	The aforementioned sentence shall be replaced with the following:

“[***]”

3.	Except as set forth herein, no further changes shall be made to the SOW #1. All other terms and conditions of the MSA and SOW are restated and reaffirmed.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment 1 to SOW #1 to be executed by their duly authorized representatives effective as of the date of the last Party to sign below.

RAPPORT THERAPEUTICS, INC.		NEUROPACE INC.

By:	/s/ Abraham N. Ceesay	By:	/s/ Joel Becker
Printed Name: Abraham N. Ceesay		Printed Name: Joel Becker

Date: March 1, 2024		Date: February 28, 2024

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